Exhibit 99.1

F: 410.427.8800
303 International Circle P: 410.427.1700 Suite 200 F: 410.427.8800 Hunt Valley, MD 21030

PRESS RELEASE – FOR IMMEDIATE RELEASE

OMEGA ANNOUNCES CLOSING OF NEW $2.30 BILLION SENIOR UNSECURED CREDIT FACILITY

Also Closes Amendment to $428.5 Million Term Loan Facility

HUNT VALLEY, MARYLAND – September 30, 2025 – Omega Healthcare Investors, Inc. (NYSE: OHI) (the “Company” or “Omega”) today announced that it has closed a new senior unsecured credit facility comprised of a (i) four-year $2.0 billion senior unsecured revolving credit facility (“Revolving Credit Facility”) and (ii) a three-year $300.0 million senior unsecured delayed draw term loan facility (the “DDTL Credit Facility” with the Revolving Credit Facility, the “Credit Facility”). Omega also announced that it has amended its $428.5 million senior unsecured term loan facility (“Term Loan Agreement”) to reduce the interest rate margins. The Credit Facility was supported by over 20 incumbent and new financial institutions and was substantially oversubscribed. The new credit facility and the term loan amendment were each effective September 30, 2025.

The Credit Facility replaced Omega’s previous $1.45 billion senior unsecured revolving credit facility which was scheduled to expire, unless extended, on October 30, 2025. The Revolving Credit Facility is initially priced at Term SOFR plus 1.050% based on the Company’s debt ratings, plus a facility fee based on the same ratings (currently 0.250%). The DDTL Credit Facility is initially priced at Term SOFR plus 1.200% based on the Company’s debt ratings. Omega expects to use the Credit Facility for (a) refinancing existing indebtedness, (b) financing acquisitions, and (c) funding working capital, capital expenditures and other general corporate purposes. The Revolving Credit Facility matures in four years, on September 28, 2029, with two options by the Company to extend the maturity six additional months for each option. The DDTL Credit Facility matures in three years, on September 29, 2028, with two options by the Company to extend the maturity twelve additional months for each option. The Credit Facility includes an “accordion feature” that permits the Company to expand its borrowing capacity to an aggregate of not more than $3.0 billion.

The amendment to the Term Loan Agreement, among other things, amended pricing to match the pricing for the DDTL Credit Facility (a reduction of 35 basis points) and removed the 0.100% pricing step-up in each of the extension periods.

The Credit Facility is made up of a syndication of financial institutions. BofA Securities, Inc. is a Joint Lead Arranger and Joint Bookrunner. Bank of America, N.A. is the Administrative Agent and L/C Issuer. JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A., are Joint Lead Arrangers, Joint Bookrunners and Co-Syndication Agents. Citizens Bank, National Association and Credit Agricole Corporate and Investment Bank are Joint Lead Arrangers and Co-Syndication Agents. BMO Bank N.A., BNP Paribas, The Huntington National Bank, KeyBank National Association, M&T Bank, Mizuho Bank Ltd., Morgan Stanley Bank, N.A., MUFG Bank LTD., Regions Bank, Royal Bank of Canada, The Bank of Nova Scotia, SMBC, and Truist Bank are Co-Documentation Agents. Raymond James Bank is a Managing Agent. Stifel Bank & Trust, Synovus Bank and Land Bank of Taiwan also participate in the Credit Facility.

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Omega is a real estate investment trust (“REIT”) that invests in the long-term healthcare industry, primarily in skilled nursing (“SNFs”) and assisted living facilities (“ALFs”). Its portfolio of assets is operated by a diverse group of healthcare companies, predominantly in a triple-net lease structure. The assets span all regions within the United States, as well as in the United Kingdom. More information on Omega is available at www.omegahealthcare.com.

FOR FURTHER INFORMATION, CONTACT

Andrew Dorsey, VP, Corporate Strategy & Investor Relations

or

David Griffin, Director, Corporate Strategy & Investor Relations at (410) 427-1705

Forward-Looking Statements and Cautionary Language

This press release includes forward-looking statements within the meaning of the federal securities laws. All statements regarding Omega’s or its tenants’, operators’, borrowers’ or managers’ expected future financial condition, results of operations, cash flows, funds from operations, dividends and dividend plans, financing opportunities and plans, capital markets transactions, business strategy, budgets, projected costs, operating metrics, capital expenditures, competitive positions, acquisitions, investment opportunities, dispositions, facility transitions, growth opportunities, expected lease income, continued qualification as a REIT, plans and objectives of management for future operations and statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will” and other similar expressions are forward-looking statements. These forward-looking statements are inherently uncertain, and actual results may differ from Omega’s expectations.

Omega’s actual results may differ materially from those reflected in such forward-looking statements as a result of a variety of factors, including, among other things: (i) uncertainties relating to the business operations of the operators of Omega’s properties, including those relating to reimbursement by third-party payors, regulatory matters, occupancy levels and quality of care, including the management of infectious diseases; (ii) the timing of our operators’ recovery from staffing shortages, increased costs and decreased occupancy resulting from inflation and the long-term impacts of the Novel coronavirus pandemic and the sufficiency of previous government support and current reimbursement rates to offset such costs and the conditions related thereto; (iii) additional regulatory and other changes in the healthcare sector, including changes to Medicaid and Medicare reimbursements, the potential impact of recent changes to state Medicaid funding levels as well as state regulatory initiatives or minimum staffing requirements for SNFs that may further exacerbate labor and occupancy challenges for Omega’s operators; (iv) the ability of any of Omega’s operators in bankruptcy to reject unexpired lease obligations, modify the terms of Omega’s mortgages and impede the ability of Omega to collect unpaid rent or interest during the pendency of a bankruptcy proceeding and retain security deposits for the debtor’s obligations, and other costs and uncertainties associated with operator bankruptcies; (v) changes in tax laws and regulations affecting REITs, including as the result of any federal or state policy changes driven by the current focus on capital providers to the healthcare industry; (vi) Omega’s ability to re-lease, otherwise transition or sell underperforming assets or assets held for sale on a timely basis and on terms that allow Omega to realize the carrying value of these assets or to redeploy the proceeds therefrom on favorable terms, including due to the potential impact of changes in the SNF and ALF markets or local real estate conditions; (vii) the availability and cost of capital to Omega; (viii) changes in Omega’s credit ratings and the ratings of its debt securities; (ix) competition in the financing of healthcare facilities; (x) competition in the long-term healthcare industry and shifts in the perception of various types of long-term care facilities, including SNFs and ALFs; (xi) changes in the financial position of Omega’s operators; (xii) the effect of economic, regulatory and market conditions generally, and particularly in the healthcare industry and in jurisdictions where we conduct business, including the U.K.; (xiii) changes in interest rates and foreign currency exchange rates and the impacts of inflation and changes in global tariffs; (xiv) the timing, amount and yield of any additional investments; (xv) Omega’s ability to maintain its status as a REIT; (xvi) the effect of other factors affecting our business or the businesses of Omega’s operators that are beyond Omega’s or operators’ control, including natural disasters, public health crises or pandemics, cyber threats and governmental action, particularly in the healthcare industry, and (xvii) other factors identified in Omega’s filings with the Securities and Exchange Commission. Statements regarding future events and developments and Omega’s future performance, as well as management’s expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements.

We caution you that the foregoing list of important factors may not contain all the material factors that are important to you. Accordingly, readers should not place undue reliance on those statements. All forward-looking statements are based upon information available to us on the date of this release. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.